Exhibit 99.2

Q3 2015 Conference Call Veeco Instruments Inc. October 28, 2015

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

CEO Introduction John Peeler

Revenue $141M Non-GAAP gross margin* 39% Adjusted EBITDA* $22M Non-GAAP Diluted EPS* $0.33 Operating cash flow $10M Cash & short term investments $403M Share repurchase program $100M Bookings $52M * A reconciliation of GAAP to Non-GAAP financial measures is contained in the Back Up & Reconciliation Tables Solid Financial & Operational Execution Q3 2015 Financial Performance Share Repurchase Authorization Challenging Business Environment

Current Business Conditions LED Manufacturers delaying MOCVD investments driven by: Economic slowdown in China Weak TV demand impacting LED display backlighting Duration of MOVCD investment pause is unclear Customers delaying shipments and new investments Limited visibility to customer order timing Impacts Veeco’s 2015 revenue growth outlook Focused on actively managing through pause Operational execution and expense discipline Continuing to invest in long term growth

CFO Financial Review Sam Maheshwari

P&L Highlights (Non-GAAP) ($M) Q3 14 Q4 14* Q1 15 Q2 15 Q3 15 Revenue $93.3 $113.6 $98.3 $131.4 $140.7 Gross Profit 33.2 43.7 37.0 49.8 55.0% 35.5% 38.5% 37.7% 37.9% 39.1% SG&A** 18.9 18.9 19.1 21.0 18.2 R&D 18.9 19.2 18.0 19.0 18.2 OPEX 37.8 38.1 37.1 40.0 36.4% 40.5% 33.6% 37.7% 30.5% 25.9% Adjusted EBITDA (1.8) 8.3 2.7 12.8 21.8% -1.9% 7.3% 2.7% 9.7% 15.5% Non-GAAP EPS ($0.02) $0.13 ($0.01) $0.20 $0.33 * Financial performance of PSP has been included from the acquisition date, December 4, 2014 ** This line item also includes “other items” Note: Amounts may not calculate precisely due to rounding

Q3 2015 Market and Geography Data Advanced Packaging, MEMS & RF Data Storage Scientific & Industrial 27% 20% 30% 23% Lighting, Display & Power Electronics $52M Bookings by Market Lighting, Display & Power Electronics Advanced Packaging, MEMS & RF Data Storage Scientific & Industrial 67% 10% 13% 10% $141M Revenue by Market 58% 14% 13% United States Rest of the World China 15% EMEA Revenue by Geography Note: Amounts may not calculate precisely due to rounding Pronounced decline in bookings driven by LED market weakness All other markets remained reasonably healthy

($M) Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Cash & Short-term Investments 487 392 393 396 403 Accounts Receivable 62 60 64 83 47 Inventory 47 61 57 64 70 Accounts Payable 26 18 41 46 25 Cash Flow from Operations 10 49 4 8 10 Financial Highlights PSP Purchase Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 DSO 59 48 59 57 30 DOI 77 68 89 72 73 DPO 39 22 59 51 26

Q4 2015 Guidance GAAP Non-GAAP Net Sales $90M - $110M $90M - $110M Gross Margins 31% - 34% 32% - 35% Adjusted EBITDA N/A ($3M) - $5M Net income (loss) ($15M) – ($7M) ($5M) - $3M EPS ($0.38) – ($0.19) ($0.12) - $0.07

Business Update & Outlook

LED Lighting Unit Demand is Healthy Existing MOCVD capacity will be insufficient to meet demand once industry conditions improve Advanced Packaging Addresses Industry Needs Offer smaller form factors, improved performance, lower manufacturing costs Advanced Power Electronics Applications Growing GaN devices offer more efficient, faster, smaller form factors compared with Silicon based devices Mobility and Interconnectivity are Ubiquitous Smart phones, tablets, wearables and loT* drive MEMS and RF device demand Long Term Industry Fundamentals Intact * Internet of Things

Track Record of Technology Leadership

Successful expansion into new markets…

Data Storage



NEXUS
IBE, DLC Systems

#1

Scientific & Industrial



SPECTOR
IBD Systems

#1

Scientific & Industrial



GEN
MBE Systems

#1

LED



TurboDisc
MOCVD Systems

#1

MEMS & RF



WaferStorm*
Wet Etch Systems

#1

…while maintaining market leadership and enabling growth

* Hold leading position for Metal Lift-Off (MLO) applications

13 | Investor Presentation

Veeco

Expanding our core Leverage technologies and end markets Exploring new markets Work with industry leaders to apply core technologies to new markets Diversifying revenue Drive growth through cycles Veeco’s Strategy to Drive Growth Leverage core technologies to enter new markets with Partners New Markets Veeco Core Technology Veeco Core Markets Adjacent Markets Inorganic Growth Businesses Beyond Core Technologies Adjacent Technology Organic Growth GaN Power Electronics Advanced Packaging

Effective Execution for Long Term Growth Focused on operational execution Prudently managing expenses Optimizing working capital Responsibly deploying capital to fund growth and enhance shareholder value Focused on Profitable Growth Strengthening our technology leadership Exploring partnerships and M&A opportunities for market expansion Long term industry fundamentals remain intact Managing Through LED Industry pause Duration is challenging to predict

Q&A

Back Up & Reconciliation Tables

Note On Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; non-recurring charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, incremental non-recurring compensation, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in Veeco’s news release to their most directly comparable GAAP financial measures.

Supplemental Information – GAAP to Non-GAAP Reconciliation

US$ Millions, except per share data

	Q3 14	Q4 14	Q1 15	Q2 15	Q3 15
Net Sales	$93.3	$113.6	$98.3	$131.4	$140.7
GAAP Gross Profit	32.6	37.9	35.1	49.1	54.3
GAAP Gross Margin	34.9%	33.3%	35.7%	37.3%	38.5%
Add: Equity Comp	0.6	0.6	0.6	0.7	0.8
Add: Acquisition Related	-	5.2	1.3	-	-
Non-GAAP Gross Profit	**$33.2**	**$43.7**	**$37.0**	**$49.8**	**$55.0**
Non-GAAP Gross Margin	**35.5%**	**38.5%**	**37.7%**	**37.9%**	**39.1%**

	Q3 14	Q4 14	Q1 15	Q2 15	Q3 15
GAAP Operating Income (loss)	($17.5)	($64.6)	($15.9)	($4.0)	$6.5
Add: Equity Comp	4.5	4.5	4.0	4.9	5.1
Add: Acquisition Related	-	8.4	1.3	0.2	0.2
Add: Restructuring	2.3	0.9	2.4	0.7	0.5
Add: Amortization	3.1	4.2	8.0	8.0	5.9
Add: Asset Impairment	2.9	55.3	0.1	-	-
Add: Other, Net	-	-	-	-	0.4
Less: non-recurring CTA Gain	-	(3.1)	-	-	-
Non-GAAP Operating Income	**(4.7)**	**5.6**	**(0.1)**	**9.8**	**18.6**
Add: Depreciation	**2.9**	**2.7**	**2.8**	**3.0**	**3.2**
Adjusted EBITDA	**($1.8)**	**$8.3**	**$2.7**	**$12.8**	**$21.8**

	Q3 14	Q4 14	Q1 15	Q2 15	Q3 15
GAAP Net Income (loss)	($14.0)	($56.9)	($19.1)	($8.4)	$5.3
Add: Equity Comp	4.5	4.5	4.0	4.9	5.1
Add: Acquisition Related	-	8.4	1.3	0.2	0.2
Add: Restructuring	2.3	0.9	2.4	0.7	0.5
Add: Amortization	3.1	4.2	8.0	8.0	5.9
Add: Asset Impairment	2.9	55.3	0.1	-	-
Add: Other, Net	-	-	-	-	0.4
Less: non-recurring CTA Gain	-	(3.1)	-	-	-
Add: Taxes	0.4	(8.2)	2.8	3.0	(3.7)
Non-GAAP Net Income (loss)	($0.8)	$5.1	($0.5)	$8.4	$13.6
Non-GAAP Basic EPS	**($0.02)**	**$0.13**	**($0.01)**	**$0.21**	**$0.33**
Non-GAAP Diluted EPS	**($0.02)**	**$0.13**	**($0.01)**	**$0.20**	**$0.33**

Note: Amounts may not calculate precisely due to rounding

19 | Investor Presentation

Veeco

Q3 2015 GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share data GAAP Share-based Compensation Acquisition Related Other Non-GAAP Net sales $140.7 - - - $140.7 Gross profit 54.3 0.8 - - 55.0 Gross margin 38.5% 39.1% SG&A 21.9 (3.3) (0.2) - 18.4 R&D 19.2 (1.0) - - 18.2 Amortization 5.9 - (5.9) - - Restructuring 0.5 - - (0.5) - Other items 0.2 - - (0.4) (0.2) Operating income (loss) $6.5 $5.1 $6.1 $0.9 $18.6 Interest income, net 0.2 - - - 0.2 Taxes 1.4 - - (3.7) 5.2 Net income (loss) $5.3 $5.1 6.1 ($2.9) $13.6 Basic EPS $0.13 $0.33 Diluted EPS $0.13 $0.33 Basic shares 40.8 40.8 Diluted shares 41.0 41.0 Non-GAAP operating income $18.6 Depreciation $3.2 Adjusted EBITDA $21.8 Note: Amounts may not calculate precisely due to rounding

Q4 2015 Guidance GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share data GAAP Share-based compensation Acquisition Related Other Non-GAAP Net Sales $90 - $110 $90 - $110 Gross Profit 28 - 38 1 - - 29 – 39 Gross Margin 31% - 34% 32% - 35% Adjusted EBITDA ($3) - $5 Net income (loss) ($15) - ($7) 6 6 (2) ($5) – $3 Income (loss) per diluted common share ($0.38) - ($0.19) ($0.12) - $0.07 Note: Amounts may not calculate precisely due to rounding